Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed High Income Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Robert M. Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                      MANAGED HIGH INCOME PORTFOLIO INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                          To Be Held on June 17, 2004

To the Stockholders of Managed High Income Portfolio Inc.:
   Notice is hereby given that the Annual Meeting of Stockholders of Managed High Income Portfolio Inc. (the "Fund") will be held at Citigroup Center, 153
E. 53rd Street, 14th Floor Conference Center, New York, New York, on June 17, 2004 at 3:00 p.m. (New York Time) for the following purposes:

   1. To elect three Class III directors of the Fund.

   2. To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on April 30, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                              By Order of the Board of Directors,

                              ROBERT I. FRENKEL
                              Secretary

New York, New York
May 27, 2004

                               -----------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                    Registration                     Valid Signature
                    ------------                     ---------------
        Corporate Accounts
           (1) ABC Corp........................... ABC Corp.
           (2) ABC Corp........................... John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer............ John Doe
           (4) ABC Corp. Profit Sharing Plan...... John Doe, Trustee
        Trust Accounts
           (1) ABC Trust.......................... Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78..................... Jane B. Doe
        Custodian or Estate Accounts
           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA...... John B. Smith
           (2) Estate of John B. Smith............ John B. Smith, Jr.,
                                                   Executor

                      MANAGED HIGH INCOME PORTFOLIO INC.
                               125 Broad Street
                           New York, New York 10004
                                1-800-331-1710

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 17, 2004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed High Income Portfolio Inc. ("the Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York, on June 17, 2004 at 3:00 p.m. (New York Time) and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

   Proxy solicitations will be made primarily by mail but proxy solicitations also may be made by telephone, telegraph or personal interview conducted by officers of the Fund, officers and regular employees of Citigroup Global Markets Inc. ("CGM"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment advisor and administrator; and/or PFPC Inc. ("PFPC"), the Fund's transfer agent. The cost of soliciting proxies will be borne by the Fund and are expected to be approximately $18,000. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 29, 2004, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about May 27, 2004. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated on the prior page, or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Fund has fixed the close of business on April 30, 2004 as the Record Date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 45,637,928.858 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 45,006,556 shares, or 98.62%, were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal. Under the Fund's By-Laws a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the meeting.

   The Fund's investment advisor and administrator is Smith Barney Fund Management LLC, located at 399 Park Avenue, New York, NY 10022.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

   The Board of Directors of the Fund is currently classified into three classes. The terms of the directors currently serving in Class III are expiring at the Meeting. The Board has nominated the current Class III directors, Dwight
B. Crane, Paolo M. Cucchi and William R. Hutchinson, to serve as Class III directors and to serve for a term of three years (until the 2007 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote "FOR" the election of the persons listed below as nominees. Class I directors and Class II directors will continue to serve until the 2005 Annual Meeting and 2006 Annual Meeting, respectively.

   Each of the nominees has consented to serve if elected at the Meeting. The Board knows of no reason why the Class III director nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

   Certain information concerning the director nominees is set forth below.

                                                                       Number of
                                                                      Portfolios
                                      Term of                           in Fund
                                      Office                            Complex
                                        and                            Overseen       Other
                          Position(s) Length         Principal        by Director Directorships
                           Held with  of Time      Occupation(s)      (including     Held by
 Name, Address and Age       Fund     Served    During Past 5 Years    the Fund)    Director
------------------------  ----------- ------- ----------------------- ----------- -------------

CLASS III DIRECTOR NOMINEES

Non-Interested Directors:

Dwight B. Crane+.........  Director    Since  Professor, Harvard          49       None
Harvard Business School                2001   Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Age: 66

Paolo M. Cucchi+.........  Director    Since  Vice President and           7       None
Drew University                        1993   Dean of College of
108 Brothers College                          Liberal Arts at Drew
Madison, NJ 07940                             University
Age: 62

William R. Hutchinson+...  Director    Since  President, WR               42       Director,
535 N. Michigan                        2001   Hutchison &                          Associated
Suite 1012                                    Associates, Inc.                     Bank;
Chicago, IL 60611                             (Consultants); formerly              Director,
Age: 61                                       Group Vice President,                Associated
                                              Mergers &                            Banc-Corp.
                                              Acquisitions, BP p.l.c.
                                              (integrated oil
                                              company)

--------
+ Director, Trustee and/or general partner of other investment companies registered under the Investment Company Act of 1940 (the "1940 Act") with which CGM is affiliated.

   Certain information concerning the remainder of the Board, composed of the Class I and Class II Directors, none of whom will stand for election at the Meeting, as their terms will expire in 2005 and 2006, respectively, is set forth below.

                                                                          Number of
                                                                         Portfolios
                                      Term of                              in Fund
                                      Office                               Complex
                                        and           Principal           Overseen         Other
                          Position(s) Length        Occupation(s)        by Director   Directorships
                           Held with  of Time        During Past         (including       Held by
 Name, Address and Age       Fund     Served*          5 Years            the Fund)      Director
 ---------------------    ----------- -------       -------------        -----------   -------------

CLASS I DIRECTORS

Non-Interested Directors:

Allan J. Bloostein+......  Director    Since  President, Allan J.             34     Director of
27 West 67/th/ Street                  2001   Bloostein Associates                   Taubman
New York, NY 10023                            (Consultants)                          Centers, Inc.
Age: 74                                                                              (real estate
                                                                                     investment trust)

Paul Hardin+.............  Director    Since  Chancellor Emeritus and         34     None
12083 Morehead                         1993   Professor of Law at the
Chapel Hill, NC 27514                         University of North
Age: 72                                       Carolina at Chapel Hill

George M. Pavia+.........  Director    Since  Senior Partner, Pavia &          7     None
600 Madison Avenue                     1993   Harcourt (Attorneys)
New York, NY 10022
Age: 76

CLASS II DIRECTORS

Non-Interested Director:

Robert A. Frankel+.......  Director    Since  Managing Partner, Robert        24     None
1961 Deergrass Way                     2000   A. Frankel Management
Carlsbad, CA 92009                            Consultants
Age: 76

Interested Director:

R. Jay Gerken*+..........  Chairman,   Since  Managing Director of           221     None
399 Park Avenue            President   2002   CGM; Chairman, President
New York, NY 10022         and Chief          and Chief Executive
Age: 53                    Executive          Officer of SBFM,
                           Officer            Travelers Investment
                                              Adviser, Inc. ("TIA") and
                                              Citi Fund Management Inc.
                                              ("CFM"); President and
                                              Chief Executive Officer of
                                              certain mutual funds
                                              associated with Citigroup,
                                              Inc.; formerly portfolio
                                              manager, Smith Barney
                                              Growth and Income Fund
                                              (1994-2000) and Smith
                                              Barney Allocation Series
                                              Inc. (1996-2001).

--------
* An "interested person" of the Fund, as defined in the 1940 Act, because he is a Managing Director of CGM, which is an affiliate of SBFM, the Fund's Investment Manager.
+ Director, Trustee and/or general partner of other investment companies registered under the 1940 Act with which CGM is affiliated.

   The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Meeting and until their respective successors are duly elected and qualified.

                             Position(s) Held
                                with Fund                 Principal Occupation(s)
  Name, Address and Age    (Year First Elected)             During Past 5 Years
  ---------------------    --------------------           -----------------------
Officers:

R. Jay Gerken............. Chief Executive       (See table of Directors)
Citigroup Asset Management Officer (2002),
("CAM")                    Chairman of the
399 Park Avenue            Board (2002) and
New York, NY 10022         President (2002)

Andrew B. Shoup........... Senior Vice President Director of CAM; Senior Vice President
CAM                        (2003) and Chief      and Chief Administrative Officer of
125 Broad Street           Administrative        mutual funds associated with Citigroup;
New York, NY 10004         Officer (2003)        Treasurer of certain mutual funds
Age: 47                                          associated with Citigroup Inc.; Head of
                                                 International Funds Administration of
                                                 CAM (from 2001 to 2003); Director of
                                                 Global Funds Administration of CAM
                                                 (from 2000 to 2001); Head of U.S.
                                                 Citibank Funds Administration of CAM
                                                 (from 1998 to 2000).

Richard Peteka............ Treasurer and Chief   Director and Head of Internal Control for
CAM                        Financial Officer     Citigroup Asset Management U.S. Mutual
125 Broad Street           (2002)                Fund Administration from 1999-2002;
New York, NY 10004                               Vice President and Head of Mutual Fund
Age: 42                                          Administration at Oppenheimer Capital

Kaprel Ozsolak............ Controller (2002)     Vice President of CGM; Controller of
CAM                                              certain mutual funds associated with
125 Broad Street                                 Citigroup
New York, NY 10004
Age: 38

Beth A. Semmel, CFA....... Vice President and    Managing Director of Salomon Brothers
CAM                        Investment Officer    Asset Management Inc ("SBAM") and
399 Park Avenue            (2002)                investment officer of certain other
4th Floor                                        investment companies associated with
New York, NY 10022                               Citigroup
Age: 43

Peter J. Wilby, CFA....... Vice President and    Managing Director of SBAM and
CAM                        Investment Officer    investment officer of certain other
399 Park Avenue            (2002)                investment companies associated with
4th Floor                                        Citigroup
New York, NY 10022
Age: 45

Robert I. Frenkel......... Secretary (2003)      Managing Director and General Counsel
CAM                                              of Global Mutual Funds for CAM and its
300 First Stamford Place                         predecessor (since 1994); Secretary of
Stamford, CT 06902                               CFM; Secretary and Chief Legal Officer
Age: 48                                          of mutual funds associated with Citigroup.

   The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the SBFM Family of Investment Companies (as defined below) beneficially owned by each Director as of December 31, 2003.

                                                Aggregate Dollar Range of
                                Dollar Range      Equity Securities in
                                  of Equity       All Funds Overseen by
                                Securities in  Director in SBFM Family of
      Name of Director/Nominee the Fund*(1)(2) Investment Companies*(1)(3)
      ------------------------ --------------- ---------------------------
      Non-Interested Directors/Nominees
       Allan J. Bloostein.....        A                     E
       Dwight B. Crane........        A                     D
       Paolo M. Cucchi........        B                     B
       Robert A. Frankel......        B                     C
       Paul Hardin............        C                     E
       William R. Hutchinson..        A                     E
       George M. Pavia........        A                     A
      Interested Director/Nominee
       R. Jay Gerken..........        B                     E

--------
 * The dollar ranges are as follows: "A" = none; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1)This information has been furnished by each director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").
(2)The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3)"Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

   Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBFM or person or entity (other than a Fund) directly or indirectly controlling, controlled by or under common control with SBFM. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. As of December 31, 2003, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Citigroup Inc.

   During the fiscal year ended February 29, 2004, each Director who was not a director, officer, partner, co-partner or employee of CGM, or any affiliate thereof, received $5,000 per annum plus $500 per in-person Board meeting and $100 per telephonic Board meeting. Officers of the Fund are compensated by CGM. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $8,013 were paid to such Directors by the Fund during the calendar year ended December 31, 2003.

   Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBFM. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended February 29, 2004 and from the fund complex for the year ended December 31, 2003. All officers of the Fund are employees of and are compensated by CGM. None of the Fund's executive officers or Directors who are also officers or directors of CGM received any compensation from the Fund for such period. The Fund does not provide any pension or retirement benefits to Directors, although Directors who have served the Fund for at least 10 years and have reached at least the age of 70, but not more than 80, may become emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director. During the Fund's last fiscal year, the Fund paid no compensation to Directors Emeriti.

                                                      Total
                                                   Compensation
                                                    From Fund
                                       Aggregate     and Fund
                                      Compensation Complex Paid
                  Name of Director     From Fund   to Directors
                  ----------------    ------------ ------------
                Non-Interested Directors
                Allan J. Bloostein...    $6,350      $126,600
                Dwight B. Crane......     5,750       168,875
                Paolo M. Cucchi......     6,350        50,400
                Robert A. Frankel....     6,850        83,900
                Paul Hardin..........     6,250       126,600
                William R. Hutchinson     6,250       114,600
                George M. Pavia......     6,350        49,450
                Interested Director
                R. Jay Gerken........         0             0

   During the fiscal year ended February 29, 2004, the Board convened 6 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund has no policy with regard to Board attendance at annual meetings. At the 2003 Annual Meeting one Board member attended.

   The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, SBFM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange ("NYSE") listing standards, namely Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements,
(ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent auditors, and (iv) the performance of the Fund's internal audit functions and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met twice during the fiscal year ended February 29, 2004. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex A.

   The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during the Fund's fiscal year ended February 29, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

   The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

  . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

  . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

  . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

  .  the character and integrity of the person; and

  . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                         REPORT OF THE AUDIT COMMITTEE

   At meetings of the Audit Committee on April 16, 2004 and May 27, 2004, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the auditor's independence.

   Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 29, 2004

                             Submitted by the Audit Committee of the Fund's Board of Directors

                             Allan J. Bloostein
                             Dwight B. Crane
                             Paolo M. Cucchi
                             Robert A. Frankel
                             Paul Hardin
                             William R. Hutchinson
                             George M. Pavia

                        INDEPENDENT PUBLIC ACCOUNTANTS

   At a meeting held on May 27, 2004, the Audit Committee approved the selection of KPMG for the fiscal year ending February 28, 2005. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal years ended February 28, 2003 and February 29, 2004 were $33,000 and $33,000, respectively.

   Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended February 28, 2003 and February 29, 2004 were $0 and $0, respectively.

   Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended February 28, 2003 and February 29, 2004 were $2,200 and $2,700, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

   All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

   Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

   The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

   There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

   Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the fiscal years ended December 31, 2003 and December 31, 2002 were $100,000 and $1.2 million respectively.

   The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

                                 REQUIRED VOTE

   Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the

Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

   The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

                            ADDITIONAL INFORMATION

Beneficial Owners

   As of the Record Date, to the knowledge of the Fund and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934 Act), beneficially owned more than 5% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended February 29, 2004, all filing requirements applicable to such persons were met.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

          SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

   Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders of the Fund must be received by February 12, 2005 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2005 Annual Meeting of Shareholders will be held in June of 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included.

   The persons named as proxies for the 2005 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by April 18, 2005, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

   The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

   The CCO may be contacted at:

      Citigroup Asset Management
      Compliance Department
      399 Park Avenue, 4th Floor
      New York, NY 10022

   Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

   The Fund's Audit Committee Chair may be contacted at:

      Managed High Income Portfolio Inc.
      Audit Committee Chair
      Robert A. Frankel
      1961 Deergrass Way
      Carlsbad, CA 92009

   A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            By Order of the Board of Directors

                            ROBERT I. FRENKEL
                            Secretary

May 27, 2004

                                                                        ANNEX A

                            AUDIT COMMITTEE CHARTER

                 AMENDED AND RESTATED AS OF FEBRUARY 11, 2004

Establishment and Purpose

   This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

Duties and Responsibilities

   The Fund's independent auditors are accountable to the Committee.

   The Committee shall:

    1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

    3. Approve (a) all audit and permissible non-audit services/1/ to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

    4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

--------
/1/ The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
  (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

    6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

    8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

    9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

    10.For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

    11.For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

    12.For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

    13.For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

    14.For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

    15.For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

    16.For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

Composition

   The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

   The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

   One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

   The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

   The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

   In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

   This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A

                Citigroup Investments Corporate Loan Fund Inc.*

                      Managed High Income Portfolio Inc.*

                      Managed Municipals Portfolio Inc.*

                       Municipal High Income Fund Inc.*

                         Real Estate Income Fund Inc.*

                        SB Adjustable Rate Income Fund

                            Zenix Income Fund Inc.*


--------
* Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                        ANNEX B

                         NOMINATING COMMITTEE CHARTER

Organization

   The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

   The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

   In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

  . whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

  . whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

  . whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

  . whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

  . the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

  .  the character and integrity of the person; and

  . whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

   While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

   A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

   After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

   The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

                                                                     Appendix A

                Citigroup Investments Corporate Loan Fund Inc.
                      Managed High Income Portfolio Inc.
                       Managed Municipals Portfolio Inc.
                        Municipal High Income Fund Inc.
                         Real Estate Income Fund Inc.
                        SB Adjustable Rate Income Fund
                            Zenix Income Fund Inc.

 PROXY

MANAGED HIGH INCOME PORTFOLIO INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Managed High Income Portfolio Inc., a Maryland corporation (the "Portfolio"), hereby appoints R. Jay Gerken and Robert M. Nelson, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held at Citigroup Center, 14th Floor Conference Center, 153 E. 53rd Street, New York, New York 10022 on June 17, 2004 at 3:00 p.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and proxy Statement and hereby instructs said attorney and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

         Please mark
  X      votes as in
-----    this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the proposal.

  1. ELECTION OF DIRECTORS

     Class III nominees:

     (01) Dwight B. Crane, (2) Paolo M. Cucchi and
     (03) William R. Hutchinson

              FOR           WITHHOLD

             -----           -----


---------------------------------------------------------
         For all nominees except as noted above


         MARK HERE FOR ADDRESS CHANGE
         AND NOTE AT LEFT
                          -----------


         PLEASE SIGN, DATE AND RETURN
         PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.

If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:                   Date:       Signature:                Date:
          ------------------      ------           ---------------      ------